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                                                                      EXHIBIT 24

                               PREMIERWEST BANCORP

                            LIMITED POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-4

         The undersigned directors of PremierWest Bancorp hereby constitute and appoint John L. Anhorn, Richard R. Hieb and Bruce R. McKee, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-4 for the offer and sale of shares of common stock, without par value, of PremierWest Bancorp in connection with the acquisition by merger of United Bancorp, an Oregon corporation, and in connection with the holding company reorganization of Bank of Southern Oregon, an Oregon-chartered bank, and any and all amendments and exhibits thereto, including pre- and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and any state securities agency or agencies pertaining to registration or qualification of the shares of common stock of PremierWest Bancorp or the offer and sale thereof, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Medford, Oregon this 3rd day of February, 2000 by the undersigned.



     /s/ John L. Anhorn                 /s/ John A. Duke
     -----------------------------      --------------------------------
     John L. Anhorn                     John A. Duke


     /s/ Dennis N. Hoffbuhr             /s/ Patrick G. Huycke
     -----------------------------      --------------------------------
     Dennis N. Hoffbuhr                 Patrick G. Huycke


     /s/ James L. Patterson
     -----------------------------
     James L. Patterson